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                                  Exhibit 10.3

                    BOETTCHER VENTURE CAPITAL PARTNERS, L.P.
                             (A Limited Partnership)

                        STATEMENTS OF CASH FLOWS For the
              Period from January 1, 1998 through December 31, 1998
                                   (unaudited)


Cash flows from operating activities:
  Net investment loss and realized gain
        allocable to partners                                      $    93,915
  Adjustment to reconcile net investment loss and
        realized gain allocable to partners to net cash
        used in operating activities:
           Gain on sale of portfolio investments                       (12,500)
           Paid in kind dividends
  Change in operating assets and liabilities
     Decrease in other receivables                                     (13,156)
     Decrease in payable to Managing
       General Partner                                                 (47,840)
     Decrease in accounts payable                                       (4,675)
                                                                   -----------

Net cash from operating activities                                      15,744
                                                                   -----------

Cash flows from investing activities:
  Proceeds from the disposition of portfolio investments                12,500
  Proceeds from maturities of short-term investments                 1,217,544
                                                                   -----------

Net cash provided by investing activities                            1,230,044
                                                                   -----------

Cash flows used by financing activities-distributions
  to partners                                                       (1,259,558)
                                                                   -----------

Net decrease in cash                                                   (13,770)

Cash at beginning of period                                             13,770
                                                                   -----------

Cash at end of period                                              $         -
                                                                   ===========


See accompanying notes to financial statements.

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